Exhibit 99.1

                             JOINT FILING AGREEMENT

           The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended.


August 9, 2001                                      *
--------------         ---------------------------------------------------------
    Date               Thomas O. Hicks


                       *By:  /s/ David W. Knickel
                             ---------------------------------------------------
                             David W. Knickel,
                             Attorney-in-Fact


                       HICKS, MUSE, TATE & FURST EQUITY FUND III, L.P.

                       By: HM3/GP Partners, L.P., its general partner

                       By: Hicks Muse GP Partners III, L.P., its general partner

                       By: Hicks Muse Fund III Incorporated, its general partner


                       By: /s/ David W. Knickel
                          -----------------------------------------------------
                           David W. Knickel
                           Vice President, Treasurer and Secretary



                                   Page 99-1

                       HMTF/VIASYSTEMS PARTNERS, L.P.

                       By:       HM3/GP Partners, L.P., its general partner

                       By:       Hicks Muse GP Partners III, L.P.,
                                 its general partner

                       By:       Hicks Muse Fund III Incorporated,
                                 its general partner

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary


                       HM3/GP PARTNERS, L.P.

                       By:       Hicks Muse GP Partners III, L.P.,
                                 its general partner

                       By:       Hicks Muse Fund III Incorporated,
                                 its general partner

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary


                       HM3 COINVESTORS, L.P.

                       By:       Hicks Muse GP Partners III, L.P.,
                                 its general partner

                       By:       Hicks Muse Fund III Incorporated,
                                 its general partner

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary




                                   Page 99-2

                       HICKS MUSE GP PARTNERS III, L.P.

                       By:       Hicks Muse Fund III Incorporated,
                                 its general partner

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary



                       HICKS MUSE FUND III INCORPORATED

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary



                       HMTF EQUITY FUND IV (1999), L.P.

                       By:       HM4/GP (1999) Partners, L.P.,
                                 its general partner

                       By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner

                       By:       Hicks, Muse (1999) Fund IV, LLC,
                                 its general partner

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary



                                   Page 99-3

                       HMTF PRIVATE EQUITY FUND IV (1999), L.P.

                       By:       HM4/GP (1999) Partners, L.P.,
                                 its general partner

                       By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner

                       By:       Hicks, Muse (1999) Fund IV, LLC,
                                 its general partner

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary



                       HM4/GP (1999) PARTNERS, L.P.

                       By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner

                       By:       Hicks, Muse (1999) Fund IV, LLC,
                                 its general partner

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary



                       HM4-EQ (1999) COINVESTORS, L.P.

                       By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner

                       By:       Hicks, Muse (1999) Fund IV, LLC,
                                 its general partner

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary



                                   Page 99-4

                       HM4-EN (1999) COINVESTORS, L.P.

                       By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner

                       By:       Hicks, Muse (1999) Fund IV, LLC,
                                 its general partner

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary



                       HM4-SBS (1999) COINVESTORS, L.P.

                       By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner

                       By:       Hicks, Muse (1999) Fund IV, LLC,
                                 its general partner

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary



                       HICKS, MUSE GP (1999) PARTNERS IV, L.P.

                       By:       Hicks, Muse (1999) Fund IV, LLC,
                                 its general partner

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary



                       HICKS, MUSE (1999) FUND IV, LLC

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary


                                   Page 99-5

                       HICKS, MUSE PG-IV (1999), C.V.

                       By: HM Equity Fund IV/GP (1999) Partners, C.V., its general partner

                       By:       HM GP Partners IV Cayman LP,
                                 its general partner

                       By:       HM Fund IV Cayman LLC, its general partner

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary



                       HM EQUITY FUND IV/GP (1999) PARTNERS, C.V.

                       By:       HM GP Partners IV Cayman LP,
                                 its general partner

                       By:       HM Fund IV Cayman LLC, its general partner

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary



                       HM GP PARTNERS IV CAYMAN LP

                       By:       HM Fund IV Cayman LLC, its general partner

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary



                                   Page 99-6

                       HM FUND IV CAYMAN LLC

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary



                       HICKS, MUSE & CO. PARTNERS, L.P.

                       By:       HM Partners Inc., its general partner


                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary



                       HM PARTNERS INC.

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary



                       HM 1-FOF COINVESTORS, L.P.

                       By:       Hicks, Muse GP Partners L.A., L.P.,
                                 its general partner

                       By: Hicks, Muse Latin America Fund I Incorporated, its general partner

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary



                                   Page 99-7

                       HICKS, MUSE GP PARTNERS L.A., L.P.

                       By: Hicks, Muse Latin America Fund I Incorporated, its general partner

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary



                       HICKS, MUSE LATIN AMERICA FUND I INCORPORATED

                       By:       /s/ David W. Knickel
                          -----------------------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and Secretary










                                   Page 99-8